                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

     Filed by the Registrant |X|
     Filed by a Party other than the Registrant |_|

     Check the appropriate box:
     |_| Preliminary Proxy Statement         |_|  Confidential, For Use of the Commission
                                                  Only (as permitted by Rule 14a-6(e)(2))
     |X| Definitive Proxy Statement
     |_| Definitive Additional Materials
     |_| Soliciting Material Under Rule 14a-12

                                   NUCO2 INC.
            --------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

            --------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                                   NUCO2 INC.
                             2800 S.E. Market Place
                              Stuart, Florida 34997

                                                                October 29, 2003

Dear Shareholder:

            You  are  cordially   invited  to  attend  the  Annual   Meeting  of
Shareholders of NuCO2 Inc. on Wednesday,  December 10, 2003,  beginning at 10:00
a.m., local time, at the Hutchinson Island Marriott Beach Resort and Marina, 555
N.E. Ocean Boulevard, Stuart, Florida 34996. I look forward to greeting those of you who are able to attend.

            At the Annual Meeting, you will be asked to elect five Directors and to approve amendments to our articles of incorporation and employee stock option plan. Your Board of Directors recommends that all shareholders vote in favor of the election of the nominated Directors and to amend the articles of incorporation and the employee stock option plan.

            Your vote is important. Whether or not you plan to attend the Annual
Meeting  and  regardless  of the number of shares  you own,  after  reading  the enclosed Proxy Statement, please vote. Many shareholders have a choice of voting by telephone,  over the Internet or by using a traditional  proxy card or voting instruction  form. Check your proxy materials to see which options are available to you.

            We value your support as owners of our company,  and we thank you in advance for your participation.

                                          Sincerely,

                                          Michael E. DeDomenico
                                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                   NUCO2 INC.
                             2800 S.E. Market Place
                              Stuart, Florida 34997

                            -------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 10, 2003
                            -------------------------

            The Annual Meeting of Shareholders  (the "Annual  Meeting") of NuCO2
Inc. (the "Company") will be held on Wednesday,  December 10, 2003, beginning at
10:00 a.m.,  local time,  at the  Hutchinson  Island  Marriott  Beach Resort and
Marina,  555 N.E. Ocean  Boulevard,  Stuart,  Florida  34996,  for the following purposes:

          1.   To elect five  Directors to serve until the  expiration  of their terms or until their successors are elected and qualified;

          2.   To consider and approve an amendment to the Company's Articles of
               Incorporation  to  divide  the  Board  of  Directors  into  three classes;

          3.   To consider and approve an amendment to the Company's  1995 Stock
               Option  Plan to  increase  the  number  of shares  available  for issuance  thereunder from 1,950,000  shares to 2,400,000  shares;
               and

          4.   To transact  such other  business as may properly come before the
               Annual Meeting.

            Only holders of record of the  Company's  common stock and preferred stock at the close of  business  on  October  22,  2003,  the record  date,  are entitled to notice of, and to vote at, the Annual Meeting or any  adjournment or postponement thereof.

            PLEASE  MARK,  SIGN AND  DATE  THE  ENCLOSED  PROXY  CARD OR  VOTING
INSTRUCTION FORM AND RETURN IT PROMPTLY IN THE ENCLOSED  ENVELOPE OR SUBMIT YOUR
PROXY BY TELEPHONE OR THE INTERNET, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL
MEETING, TO ENSURE YOUR REPRESENTATION.  ANY RECORD HOLDER WHO IS PRESENT AT THE
ANNUAL  MEETING MAY VOTE IN PERSON  INSTEAD OF BY PROXY,  THEREBY  CANCELING ANY
PREVIOUS PROXY.

                                  By Order of the Board of Directors

                                  Eric M. Wechsler
                                  SECRETARY

October 29, 2003

                                   NUCO2 INC.
                             2800 S.E. Market Place
                              Stuart, Florida 34997
                            -------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 10, 2003

                            -------------------------

GENERAL

            This Proxy  Statement  is being  furnished  in  connection  with the solicitation  of  proxies by the Board of  Directors  of NuCO2  Inc.,  a Florida
corporation  (the  "Company"),  for use at the Annual Meeting of Shareholders of
the Company (the "Annual  Meeting") to be held on Wednesday,  December 10, 2003, beginning at 10:00 a.m.,  local time, at the  Hutchinson  Island  Marriott Beach
Resort and Marina, 555 N.E. Ocean Boulevard,  Stuart,  Florida 34996, and at any
adjournment  or  postponement  thereof,  for  the  purposes  set  forth  in  the accompanying Notice of Annual Meeting of Shareholders.

            This  Proxy  Statement  and the  accompanying  proxy  card or voting instruction  form are first being mailed to shareholders of the Company entitled to vote at the Annual Meeting on or about October 29, 2003.

OUTSTANDING SECURITIES AND VOTING RIGHTS

            Only  holders of record of the  Company's  common  stock,  $.001 par value ("Common Stock"),  Series A 8% cumulative  convertible preferred stock, no par value  ("Series A Preferred  Stock") and Series B 8% cumulative  convertible preferred  stock,  no par value  ("Series  B  Preferred  Stock") at the close of business on October 22, 2003, the record date (the "Record Date"),  are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, 10,634,405 shares of Common Stock were  outstanding,  each of which is entitled to one vote on all matters  properly  submitted at the Annual  Meeting.  In addition,  5,000 shares of Series A Preferred  Stock and 2,500 shares of Series B Preferred Stock were outstanding on the Record Date, each of which is entitled to vote on an "as converted basis" together with the holders of the Common Stock as a single class on all matters properly submitted at the Annual Meeting. On the Record Date, the outstanding shares of Series A Preferred Stock and Series B Preferred Stock were convertible  into 694,709  shares and 222,269  shares,  respectively,  of Common
Stock.

            A majority of the outstanding shares of Common Stock,  together with the Series A Preferred  Stock and Series B Preferred  Stock on an "as  converted basis,"  present in person or represented by proxy  constitutes a quorum for the transaction  of  business  at the  Annual  Meeting.  Pursuant  to  Florida  law,
abstentions  and broker  "non-votes"  are  counted as present  for  purposes  of determining  the  presence  of a quorum.  However,  abstentions  are  treated as present  and  entitled  to vote,  but are not  counted  as votes  cast  "for" or
"against" any matter.  Broker  "non-votes"  occur when a person  holding  shares through a bank or brokerage firm account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular  matter.  A broker  "non-vote"  on a matter is considered  not  entitled  to vote on that  matter  and thus is not  counted  in determining  whether a matter  requiring  approval  of a majority  of the shares present  and  entitled to vote has been  approved  by a plurality  of the shares present  and  entitled  to vote has been  voted.  Thus,  abstentions  and broker
"non-votes"  have the same affect as votes cast  against  proposals  requiring a majority or greater percentage of the outstanding shares entitled to vote but do not have any affect on proposals requiring a majority or plurality of the shares present and entitled to vote.

            Prior to the Annual  Meeting,  the  Company  will select one or more inspectors of election for the Annual Meeting. Such inspector(s) shall determine the number of shares of Common Stock, together with the Series A Preferred Stock and Series B Preferred  Stock on an "as  converted"  basis,  represented  at the
Annual  Meeting,  the  existence  of a quorum  and the  validity  and  effect of proxies,  and shall receive,  count and tabulate ballots and votes and determine the results thereof.

PROXY VOTING

            Shares  for  which  proxy  cards or  voting  instruction  forms  are
properly  executed  and  returned,   or  properly  voted  via  the  Internet  or
telephonically,  will be voted at the  Annual  Meeting  in  accordance  with the directions  noted thereon or, in the absence of directions,  will be voted "FOR"
the  election  of each of the  nominees  to the  Board of  Directors,  "FOR" the amendment to the Company's  Articles of Incorporation and "FOR" the amendment to the Company's  1995 Stock Option Plan. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual
Meeting. If, however, other matters are properly presented, the persons named as proxies  will vote in  accordance  with their  discretion  with  respect to such matters.

            The manner in which your shares may be voted by proxy depends on how your shares are held.  If you own shares of record,  meaning that your shares of
Common  Stock,  Series  A  Preferred  Stock  or  Series B  Preferred  Stock  are
represented by certificates or book entries in your name so that you appear as a shareholder  on the  records  of our share  transfer  agent,  Continental  Stock
Transfer & Trust Company,  a proxy card for voting those shares will be included with this Proxy Statement.

            If you own shares through a bank or brokerage firm account,  you may instead receive a voting  instruction form with this Proxy Statement,  which you may use to instruct how your shares should be voted.  Just as with a proxy,  you
may  vote  those  shares  by  completing,   signing  and  returning  the  voting
instruction form in the enclosed  envelope.  Many banks and brokerage firms have arranged for Internet or  telephonic  voting of shares and provide  instructions for  using  those  services  on the  voting  instruction  form.  If your bank or brokerage  firm  uses ADP  Investor  Communication  Services,  you may vote your shares via the Internet at  WWW.PROXYVOTE.COM or by calling the toll-free number on your voting instruction form.

ATTENDANCE AND VOTING AT THE ANNUAL MEETING

            If you own shares of record,  you may attend the Annual  Meeting and vote in person, regardless of whether you have previously voted on a proxy card.
If you own shares through a bank or brokerage  firm account,  you may attend the
Annual Meeting, but in order to vote your shares at the meeting, you must obtain a "legal  proxy" from the bank or  brokerage  firm that holds your  shares.  You should  contact  your  account  representative  to learn  how to obtain a "legal proxy." We  encourage  you to vote your shares in advance of the Annual  Meeting date by one of the methods  described  above,  even if you plan on attending the
Annual  Meeting.  You may change or revoke  your proxy at the Annual  Meeting as described below even if you have already voted.

REVOCATION

            Any  shareholder  holding  shares of record may revoke a  previously granted  proxy at any time before it is voted by  delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy card bearing a later date or by  attending  the  Annual  Meeting  and  voting in person.  Any shareholder  holding  shares  through  a bank or  brokerage  firm  may  revoke a previously  granted  proxy or change  previously  given voting  instructions  by contacting  the bank or brokerage  firm,  or by obtaining a legal proxy from the bank or brokerage firm and voting at the Annual Meeting.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

            In accordance with the Company's bylaws,  the Board of Directors has fixed  the  number of  Directors  constituting  the Board at five.  The Board of
Directors has proposed that the following five nominees be elected at the Annual
Meeting:  Michael E. DeDomenico,  Craig L. Burr, Robert L. Frome,  Daniel Raynor
and Richard D.  Waters,  Jr. Each of the nominees is currently a Director of the
Company. Although the Board of Directors anticipates that the five nominees will be available  to serve as  Directors  of the  Company,  if any of them should be unwilling or unable to serve,  it is intended that the proxies will be voted for the election of such substitute  nominee or nominees as may be designated by the

Board of Directors.  Currently  Directors are elected annually for a term of one year. If the proposal to approve a classified  Board of Directors is approved at the Annual Meeting,  Directors will serve for a term of three years,  except for the initial  terms of the Class I and Class II Directors  (see  Proposal No. 2 -
Amendment to the Company's Articles of Incorporation to Provide for a Classified
Board of Directors).

            The nominees for election to the Board of Directors  who receive the greatest  number of votes  cast for the  election  of  Directors  by the  shares present,  in person or by proxy, shall be elected  Directors.  Holders of Common
Stock,  Series A Preferred Stock and Series B Preferred Stock are not allowed to cumulate their votes in the election of Directors.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE.

NOMINEES FOR THE BOARD OF DIRECTORS

            Biographical  information  regarding  each of the  nominees  for the
Board of Directors is set forth below:

            MICHAEL E. DEDOMENICO,  age 56, has been Chief Executive  Officer of the Company  since  September  2000 and  President of the Company and a Director
since June 2000. In October 2001,  Mr.  DeDomenico  was elected  Chairman of the
Board.  From March 1998 to July 2000,  Mr.  DeDomenico  was  president and chief executive  officer of Praxair  Distribution,  Inc., a subsidiary of Praxair Inc.
Mr.  DeDomenico  had been employed by Union Carbide Corp. in various  capacities since 1969 and when Praxair was spun-off by Union  Carbide in 1992, he was named president of Praxair  Canada.  The following year he was appointed  president of
Praxair Europe and in March 1998 was named president and chief executive officer of Praxair  Distribution.  Mr.  DeDomenico  has a B.S.  degree in economics  and finance  from  Hofstra  University  and an  M.B.A.  degree  from  Georgia  State
University.

            CRAIG L. BURR,  age 58, has been a Director since May 1999. Mr. Burr has been a  managing  general  partner of Burr,  Egan,  Deleage & Co., a venture capital firm, since 1979. Mr. Burr has a B.A. degree from Harvard College and an
M.B.A. degree from the Harvard Graduate School of Business Administration.

            ROBERT L. FROME,  age 63, has been a Director  since  December 1995.
Mr.  Frome has been  engaged in the  practice of law for more than the past five years as a senior partner of the law firm of Olshan Grundman Frome  Rosenzweig &
Wolosky LLP. Mr. Frome is a director of Healthcare  Services  Group,  Inc.,  the nation's  largest  provider of  housekeeping  services to  long-term  healthcare facilities.  Mr.  Frome has a B.S.  degree from New York  University,  an L.L.B.
degree from Harvard University and an L.L.M. degree from New York University.

            DANIEL RAYNOR,  age 43, has been a Director since February 1998. Mr.
Raynor is a managing  general  partner of The Argentum  Group,  a private equity firm,  a position he has held since 1987.  Mr.  Raynor is a director of COMFORCE
Corporation and TCI Solutions, Inc., both of which are reporting companies under the  Securities  Exchange Act of 1934.  In addition,  Mr.  Raynor  serves on the boards of  several  privately  held  companies.  He  received  a B.S.  degree in economics from The Wharton School, University of Pennsylvania.

            RICHARD D. WATERS,  Jr., age 53, has been a Director  since  October
1999.  Mr.  Waters  is a partner  of JP  Morgan  Partners,  the  private  equity investing  arm of J.P.  Morgan  Chase  & Co.  Prior  to  joining  Chase  Capital
Partners,  the predecessor to J.P. Morgan Partners, in 1996, Mr. Waters had been in Chase's  Merchant  Banking Group since 1986. Mr. Waters is also a director of
Martin Midstream Partners,  L.P., Environmental Systems Products Holdings, Inc.,
Jason Holdings,  Inc. and Ripplewood Chemical Holding LLC. Mr. Waters received a
B.A.  degree in  economics  from  Hamilton  College  and an M.B.A.  degree  from
Columbia University.

COMPENSATION OF DIRECTORS

            Directors do not receive  cash  compensation  for their  services as
Directors or members of committees of the Board of Directors, but are reimbursed for their  reasonable  expenses  incurred in attending  meetings of the Board of
Directors.  Each outside  Director  participates in the Directors'  Stock Option
Plan. In addition,  on March 12, 2003, each outside Director  received a special option to purchase 6,000 shares of Common Stock, exercisable at $4.85 per share, the fair market value of a share of Common Stock on such date.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

            During  fiscal  2003,  there  were  six  meetings  of the  Board  of
Directors.  With the  exception of John L. Walsh,  Jr. and John E.  Wilson,  all
Directors  attended at least 75% of the meetings of the Board of  Directors  and the  committees of which they were  members.  Both Mr. Walsh and Mr. Wilson have chosen not to stand for re-election to the Board of Directors. In addition, from time to time, Directors acted by unanimous written consent.

            The Board of Directors  has  established  a  Compensation  and Stock
Option  Committee  and an  Audit  Committee.  The  Board  of  Directors  has not
established a nominating  committee.  Each of the  Compensation and Stock Option
Committee and Audit Committee is composed entirely of independent  Directors and is responsible to the full Board of Directors.  The functions performed by these committees are summarized below:

            Compensation and Stock Option Committee.  The Compensation and Stock
Option Committee  approves the salaries of the executive officers of the Company and  determines  the term and  grant of stock  options  in  accordance  with the
Company's 1995 Stock Option Plan, and  administers  such plan. From time to time during  fiscal  2003,  the  Compensation  and Stock  Option  Committee  acted by unanimous  written consent.  See "Compensation and Stock Option Committee Report
on Executive  Compensation."  The members of the  Compensation  and Stock Option
Committee are Messrs. Burr, Frome, Raynor, Walsh and Waters.

            Audit Committee.  The Audit Committee makes  recommendations  to the
Board  of  Directors  regarding  the  selection  and  retention  of  independent auditors,  reviews the scope and results of the audit and reports the results to the Board of Directors. In addition, the Audit Committee reviews the adequacy of internal accounting,  financial and operating controls and reviews the Company's financial reporting compliance procedures.  See "Report of the Audit Committee."
The members of the Audit  Committee are Messrs.  Frome,  Raynor and Waters.  The
Audit Committee met four times during fiscal 2003.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

            During the fiscal year ended June 30, 2003, Mr. Waters  participated in  deliberations  of  the  Board  of  Directors  concerning  executive  officer compensation.  Mr. Waters,  a Director of the Company,  is a limited  partner of
JPMP Master Fund,  L.P.,  which is the general  partner of J.P.  Morgan Partners
(BHCA),  L.P.  ("JPM  BHCA").  As of June 30, 2003,  JPM BHCA owned  $23,666,667 aggregate principal amount of the Company's 12% Senior  Subordinated  Promissory
Notes due 2004 and 2005 (the "12% Notes").  The Company prepaid the 12% Notes in
August  2003.  In  addition,  JPM BHCA owns 5,000  shares of Series A  Preferred
Stock.

COMPENSATION AND STOCK OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Compensation Philosophy

            The executive  compensation  philosophy of the Board of Directors is to base  management's  pay, in part, on achievement of the Company's  annual and long-term  performance goals, to provide competitive levels of compensation,  to recognize  individual  initiative,  achievement  and  length of  service  to the
Company,  and to assist  the  Company  in  attracting  and  retaining  qualified management.

SALARIES

            Base salaries for the Company's  executive  officers are  determined initially  by  evaluating  the  responsibilities  of the  position  held and the experience of the individual,  and by reference to the  competitive  marketplace for  management  talent,  including a comparison of base salaries for comparable
positions  within  the  Company's   industry.   Annual  salary  adjustments  are
determined by evaluating the  competitive  marketplace,  the  performance of the
Company,  the  performance  of the  executive  particularly  with respect to the ability to manage  growth of the Company or to generate  sales of the  Company's products,  length of service to the Company and any  increased  responsibilities assumed by the executive.  The Company  places itself in the mid-range  level in determining salaries compared to its competitors.

ANNUAL BONUSES

            The Company  from time to time  considers  the payment of bonuses to its  executive  officers  based,  first,  upon the level of  achievement  by the
Company of its  strategic  and operating  goals and,  second,  upon the level of personal achievement by participants. The achievement of personal goals includes the actual  performance  of the  Company  for which the  executive  officer  has responsibility as compared to the planned performance thereof, the level of cost savings achieved by such executive  officer,  the ability to manage and motivate employees  and the  achievement  of assigned  projects.  Bonuses are  determined annually  after the close of each fiscal year.  Despite  achievement of personal goals,  bonuses may not be given based upon the  performance of the Company as a whole.  For the fiscal year ended June 30,  2003,  cash  bonuses were awarded to each of the Named Executive Officers. See "Summary Compensation Table."

Compensation of Chief Executive Officer

            Mr. DeDomenico's salary and bonus for the fiscal year ended June 30,
2003 was  based  upon the terms of his  employment  agreement.  See  "Employment
Agreements."  Mr.  DeDomenico's  compensation is believed to be in the mid-range compared to salaries received by other chief executive  officers of other carbon dioxide suppliers. This range represents the Company's best estimate as there is limited  information  available on the salary levels of chief executive officers of the Company's competitors.

Stock Options

            During the fiscal year ended June 30,  2003,  the  Compensation  and
Stock Option  Committee  awarded  stock  options to each of the Named  Executive
Officers.  See "Option  Grants in Last Fiscal Year." The exercise  price of such options  was equal to the fair market  value of the Common  Stock on the date of grant. It is the philosophy of the  Compensation and Stock Option Committee that stock options  should be awarded only to key employees of the Company to promote long-term interests between such employees and the Company's shareholders and to assist in the retention of such employees.

                          Members of the Compensation and Stock Option Committee

                                                    Craig L. Burr
                                                    Robert L. Frome
                                                    Daniel Raynor
                                                    John L. Walsh, Jr.
                                                    Richard D. Waters, Jr.

REPORT OF THE AUDIT COMMITTEE

            In accordance  with a written charter adopted by the Audit Committee of the Company's Board of Directors (the "Committee"), the Committee assists the
Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Company's financial reporting processes. Management has the primary  responsibility for the financial  statements and the reporting process, including  the  system  of  internal  controls.  The  independent  auditors  are responsible  for performing an independent  audit of the Company's  consolidated financial  statements in accordance with generally  accepted auditing  standards and for issuing a report thereon.

            In this context,  the Committee  has met and held  discussions  with management and the independent auditors. Management represented to the Committee that the  Company's  financial  statements  were  prepared  in  accordance  with generally  accepted  accounting  principles,  and the Committee has reviewed and discussed the financial statements with management and the independent auditors.
The Committee  discussed with the independent  auditors  matters  required to be discussed by Statement of Auditing Standards No. 61  (Communications  with Audit
Committees), as amended.

            In  addition,  the  Committee  has  discussed  with the  independent auditors  the  auditors'  independence  from  the  Company  and its  management, including the matters in the written  disclosures and the letter required by the
Independence Standards Board Standard No. 1 (Independence Discussions with Audit
Committees) and also considered  whether the provision of the non-audit  related services included below under "Audit Fees, Financial  Information Systems Design and Implementation Fees and All Other Fees" is compatible with maintaining their independence.

            The Committee discussed with the Company's  independent auditors the overall scope and plans for their  respective  audits.  The Committee meets with the independent  auditors,  with and without management  present, to discuss the results  of  their  examinations,  the  evaluations  of the  Company's  internal controls and the overall quality of the Company's accounting principles.

            In reliance on the reviews and  discussions  referred to above,  the
Committee  recommended  to the Board of  Directors,  and the Board of  Directors
approved,  that the audited  financial  statements  of the Company for the three years ended June 30, 2003 be included  in the  Company's  Annual  Report on Form
10-K for the period  ended  June 30,  2003 for filing  with the  Securities  and
Exchange Commission.

                                         Members of the Audit Committee

                                                      Robert L. Frome
                                                      Daniel Raynor
                                                      Richard D. Waters, Jr.

AUDIT FEES, FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES AND ALL
OTHER FEES

            Fees  for  the  last  annual  audit  and  reviews  of the  Company's quarterly financial statements on Form 10-Q were approximately $189,000, no fees were billed for financial  information  systems design and implementation  fees, and all other fees were approximately $108,000. Audit related services generally include fees for statutory audits and accounting  consultations.  All other fees consisted  primarily of preparation of state and local tax returns and the audit of the Company's  401(k) plan. The Audit Committee of the Board of Directors has determined  that the preparation of state and local tax returns and the audit of the Company's 401(k) plan is compatible with maintaining Margolin, Winer & Evens
LLP's independence.

OTHER EXECUTIVE OFFICERS

            ROBERT R.  GALVIN,  age 42, has been  Chief  Financial  Officer  and
Executive  Vice  President  of the Company  since  November  2002.  From 1998 to
October 2002, Mr. Galvin was senior vice president and chief  financial  officer of Independent Propane Company, a retail propane distribution  company, and from
1993 to March 1998, Mr. Galvin was director of finance of TA  Instruments,  Inc.
From 1983 to 1993, Mr. Galvin was with KPMG Peat Marwick, including two years as senior manager in the executive  office - department of  professional  practice.
Mr. Galvin is a Certified Public  Accountant and has a B.S. degree in accounting from Villanova University.

            W.  SCOTT  WADE,  age 46, has been  Chief  Operating  Officer of the
Company  since June 2003.  From May 2002 until May 2003,  Mr. Wade was Executive
Vice President - Operations of the Company. From 2000 to 2001, Mr. Wade was vice
president  of   operations,   quality  and   regulatory   affairs  of  Medsource
Technologies,  a provider of  manufacturing  and supply chain  solutions for the medical  devices  industry and from 1998 to 2000,  Mr. Wade was vice  president,
operations  at  Medtronic  AVE.   Prior  thereto,   Mr.  Wade  was  director  of
U.S./Pacific  operations at Ohmeda,  Inc., a division of The BOC Group, Inc., in
Singapore from 1994 to 1998 and  operations  manager at Texas  Instruments  from
1979 to 1994. Mr. Wade has a B.S. degree in mechanical engineering from Virginia
Polytechnic Institute.

            ERIC M. WECHSLER,  age 44, has been General Counsel and Secretary of the Company  since  January 1998.  Prior to joining the Company,  Mr.  Wechsler, since 1990, was a corporate  associate at the law firm of Olshan  Grundman Frome
Rosenzweig & Wolosky LLP, the Company's  legal counsel.  Mr. Wechsler has a J.D.
degree from Fordham University,  an M.B.A. degree from New York University and a
B.A. degree from Northwestern University.

                               SECURITY OWNERSHIP

            The following table sets forth information  concerning  ownership of the Common Stock,  Series A Preferred Stock and Series B Preferred  Stock, as at
the Record Date, by (i) each Director, (ii) each of the executive officers named in the Summary  Compensation  Table below,  (iii) all  Directors  and  executive officers  as a group  and  (iv)  each  person  known  to the  Company  to be the beneficial  owner of more  than  five  percent  of the  Common  Stock,  Series A
Preferred Stock or Series B Preferred Stock.

                                                             Amount and Nature of
                                                                  Beneficial         Percent of
Name and Address (1)                                             Ownership (2)        Class (3)
--------------------                                             ------------         ---------

                                  COMMON STOCK
Michael E. DeDomenico ......................................     368,404 (4)               3.4

Craig L. Burr ..............................................     440,100 (5)               4.1

Robert L. Frome ............................................     198,785 (6)               1.9

Daniel Raynor ..............................................     304,204 (7)               2.9

John L. Walsh, Jr ..........................................       8,000 (8)                 *

Richard D. Waters, Jr ......................................   1,640,006 (9)              13.4

John E. Wilson .............................................      14,000 (10)                *

Robert R. Galvin ...........................................      99,284 (11)                *

William Scott Wade .........................................      80,374 (12)                *

Louis Romano ...............................................      55,300 (13)                *

Eric M. Wechsler ...........................................      64,833 (14)                *

J.P. Morgan Partners (BHCA), L.P. ..........................   1,640,006 (15)             13.4
1221 Avenue of the Americas
New York, NY 10020

Liberty Wanger Asset Management, L.P. ......................   1,190,000                  11.2
227 West Monroe Street, Suite 3000
Chicago, IL 60606

Pequot Capital Management, Inc. ............................   1,059,200                  10.0
500 Nyala Farm Road
Westport, CT 06880

The BOC Group, Inc. ........................................   1,809,319 (16)             16.4
575 Mountain Avenue
Murray Hill, NJ 07974

All Directors and executive officers as a group (10 persons)   3,218,070 (17)             24.8

                            SERIES A PREFERRED STOCK

Richard D. Waters, Jr.......................................       5,000 (18)    100.0

J.P. Morgan Partners (BHCA), L.P. ..........................       5,000 (18)    100.0
1221 Avenue of the Americas
New York, NY  10020

All Directors and executive officers as a group (1 person)..       5,000 (18)    100.0

                            SERIES B PREFERRED STOCK

Paribas North America, Inc..................................       2,500         100.0
787 Seventh Avenue
New York, NY  10019

------------------------------

(1)  Unless otherwise indicated, the address of each beneficial owner is c/o the
     Company, 2800 S.E. Market Place, Stuart, FL 34997.
(2)  Beneficial  ownership has been  determined  in  accordance  with Rule 13d-3 under  the  Securities  Exchange  Act  of  1934  ("Rule13d-3")  and  unless otherwise  indicated,  represents shares for which the beneficial owner has sole voting and  investment  power and for  beneficial  ownership  purposes includes any options or other  rights to  subscribe  for Common Stock which are exercisable within sixty (60) days of the Record Date.
(3)  Each beneficial owner's percentage ownership is determined by assuming that options,  warrants and convertible  securities that are held by such person
     (but not those held by any other  person) and that are  exercisable  within sixty (60) days of the Record Date have been exercised.
(4)  Includes 335,000 shares issuable upon exercise of stock options.
(5)  Includes 52,300 shares owned by Mr. Burr's minor sons with respect to which
     Mr.  Burr  disclaims  beneficial  ownership,  123,750  shares  owned by The
     William P. Egan 1985  Children's  Trust of which Mr.  Burr is a trustee but disclaims  beneficial  ownership  and 62,050 shares owned by The William P.
     Egan 1986  Children's  Trust of which Mr. Burr is a trustee  but  disclaims beneficial ownership. Also includes 16,000 shares issuable upon exercise of stock  options,  25,000  shares  issuable  upon  exercise of a common stock purchase warrant and 30,000 shares issuable upon exercise of a common stock purchase warrant owned by Bettina Looram  Privatstiftung  of which Mr. Burr is a trustee but disclaims beneficial ownership.
(6)  Includes 10,000 shares owned by Frome & Co., a limited partnership of which
     Mr. Frome is the general  partner,  9,000 shares owned by Mr. Frome's minor daughter with respect to which Mr. Frome  disclaims  beneficial  ownership,
     5,550  shares owned by Mr.  Frome's  spouse with respect to which Mr. Frome disclaims  beneficial ownership and 31,333 shares issuable upon exercise of stock options.
(7)  Includes  14,645  shares  owned  by  Daniel  Raynor,  Inc.,  a  corporation wholly-owned  by Mr.  Raynor,  256,226  shares  owned by  Argentum  Capital
     Partners,  L.P., a limited  partnership  of which Mr. Raynor is chairman of the general  partner,  and 25,333  shares  issuable  upon exercise of stock options.
(8)  Represents 8,000 shares issuable upon exercise of stock options.
(9)  Represents  915,403 shares  issuable upon exercise of common stock purchase warrants and 708,603  shares  issuable  upon  conversion of 5,000 shares of
     Series A Preferred Stock owned by J.P. Morgan Partners  (BHCA),  L.P. ("JPM
     BHCA") or affiliates  of JPM BHCA and 16,000 shares  issuable upon exercise of stock  options  held by Mr.  Waters (See (15)  below).  Mr.  Waters is a limited partner of JPMP Master Fund Manager, L.P. ("MF Manager"),  which is the  general  partner  of JPM BHCA.  A portion of these  securities  may be deemed  attributable  to Mr. Waters  because he is a limited  partner of MF
     Manager,  the general  partner of JPM BHCA.  The actual pro rata portion of the Company's  securities that may be deemed  attributable to Mr. Waters is not  readily  determinable  because it is  subject  to  several  variables, including the internal  rate of return and vesting of interests  within JPM
     BHCA and MF Manager.  Mr.  Waters  disclaims  beneficial  ownership  to the extent it exceeds his pecuniary interest in MF Manager.
(10) Represents 14,000 shares issuable upon exercise of stock options.
(11) Includes 86,666 shares issuable upon exercise of stock options.
(12) Includes  7,208 shares owned by Mr.  Wade's minor  children with respect to which Mr. Wade disclaims  beneficial  ownership and 71,666 shares  issuable upon exercise of stock options.
(13) Includes 50,000 shares issuable upon exercise of stock options.
(14) Includes 61,833 shares issuable upon exercise of stock options.

(15) Represents  915,403 shares  issuable upon exercise of common stock purchase warrants, 708,603 shares issuable upon conversion of 5,000 shares of Series
     A Preferred Stock and 16,000 shares issuable upon exercise of stock options held by Mr. Waters (See (9) above).
(16) Includes  400,000 shares  issuable upon exercise of a common stock purchase warrant.
(17) Includes  970,403  shares  issuable upon exercise of common stock  purchase warrants and 708,603  shares  issuable  upon  conversion of 5,000 shares of
     Series A Preferred Stock owned by JPM BHCA and 665,831 shares issuable upon exercise of stock options held by Directors and  executive  officers.
(18) See (9) and (15) above.

EXECUTIVE COMPENSATION

            The following table sets forth, for the fiscal years indicated,  all compensation  awarded to, earned by or paid to each individual  serving as Chief
Executive  Officer of the  Company  and the four other most  highly  compensated executive  officers of the Company whose salary and bonus exceeded $100,000 with respect to the fiscal year ended June 30, 2003 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                                            Long-Term
                                                                                                          Compensation
                                                                     Annual Compensation                      Awards
                                                      -----------------------------------------------         ------
                                   Fiscal Year                                          Other Annual
Name and Principal Position       Ended June 30       Salary ($)        Bonus ($)     Compensation ($)    Options (1)(#)
---------------------------       -------------       ----------        ---------     ----------------    --------------

Michael E. DeDomenico                2003             $300,000        $117,500                  -- (3)      60,000 (2)
  Chairman,                          2002             $300,000          --                      -- (3)     100,000
  Chief Executive Officer            2001             $280,221          --                $ 32,102 (4)          --

Robert R. Galvin                     2003             $117,692        $ 60,000            $ 31,743 (5)     170,000 (2)
  Chief Financial Officer,
  Treasurer

William Scott Wade                   2003             $180,000        $ 60,000            $ 57,538 (6)      40,000 (2)
  Chief Operating Officer            2002             $ 10,385          --                      -- (3)     125,000

Louis Romano                         2003             $165,000        $ 20,000                  -- (3)      10,000 (2)
  Executive Vice President -         2002             $ 73,231          --                $ 15,347 (7)      40,000
  Marketing

Eric M. Wechsler                     2003             $145,000        $ 30,000                  -- (3)      10,000 (2)
  General Counsel, Secretary         2002             $145,000          --                      -- (3)          --
                                     2001             $143,557        $ 12,000                  -- (3)          --

------------------------

(1)  Represents options awarded under the Company's 1995 Stock Option Plan.
(2)  See "Option Grants In Last Fiscal Year."
(3)  The aggregate amount of perquisites and other personal benefits provided is less than 10% of the total annual salary and bonus of such officer.
(4)  Includes $29,344 for relocation expenses.
(5)  Includes $24,203 for relocation expenses.
(6)  Includes  $49,998  for  relocation  expenses.
(7)  Represents relocation expenses.

            The following table sets forth certain information regarding Common
Stock option grants made to the Named Executive Officers during the fiscal year ended June 30, 2003.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                             Individual Grants
                                       ---------------------------------------------------------------------------
                                                                                       Potential Realizable Value
                                                                                       at Assumed Annual Rates
                                                                                       of Appreciation for Option
                                                                                                     Term
                               Number of    % of Total                                 ---------------------------
                              Securities      Options
                              Underlying     Granted to     Exercise or
                               Options      Employees in      Base         Expiration
                               Granted (#)   Fiscal Year    Price ($/Sh)     Date       5% ($)         10% ($)
                               -----------   -----------    ------------     ----       ------         -------

Michael E. DeDomenico          60,000(1)        18.4         $4.85          3/11/13     $183,000    $  463,800

Robert R. Galvin              130,000(2)        39.8         $8.69         10/20/12     $711,100    $1,800,500

                               40,000(1)        12.3         $4.85          3/11/13     $122,000    $  309,200

William Scott Wade             40,000(1)        12.3         $4.85          3/11/13     $122,000    $  309,200

Louis Romano                   10,000(3)         3.1         $8.00          9/22/12     $ 50,300    $  127,500

Eric M. Wechsler               10,000(3)         3.1         $8.00          9/22/12     $ 50,300    $  127,500

----------------
(1)  One-third  of the  number of options is  exercisable  commencing  March 12,
     2003,  one-third of the number of options is exercisable  commencing  March
     12, 2004,  and the final  one-third of the number of options is exercisable commencing March 12, 2005
(2)  One-quarter of the number of options is exercisable  commencing October 21,
     2002,  one-quarter  of the  number of  options  is  exercisable  commencing
     October  21,  2003,  one-quarter  of the number of  options is  exercisable commencing  October  21,  2004 and the final  one-quarter  of the number of options is exercisable commencing October 21, 2005.
(3)  One-quarter  of the number of options is exercisable  commencing  September
     23, 2003,  one-quarter of the number of options is  exercisable  commencing
     September  23, 2004,  one-quarter  of the number of options is  exercisable commencing  September 23, 2005 and the final  one-quarter  of the number of options is exercisable commencing September 23, 2006.

            The  following  table  sets  forth  certain  information   regarding
unexercised Common Stock options held by each of the Named Executive Officers as of June 30, 2003.  None of the Named  Executive  Officers  exercised  any Common
Stock options during the fiscal year ended June 30, 2003.

                    AGGREGATED FISCAL YEAR-END OPTION VALUES

                                                                                  Value of Unexercised In-the-
                                         Number of Unexercised Options            Money Options at June 30, 2003
                                               at June 30, 2003 (#)                        ($) (1)
                                 --------------------------------------------    ------------------------------

                                                  Exercisable/                           Exercisable/
           Name                                  Unexercisable                          Unexercisable
           ----                                  -------------                          -------------

  Michael E. DeDomenico                         250,000/210,000                       $570,000/$501,600

  Robert R. Galvin                               45,833/124,167                        $84,198/$191,802

  William Scott Wade                             63,333/101,667                        $60,798/$121,602

                                       10

  Louis Romano                                   40,000/70,000                            $0/$14,100

  Eric M. Wechsler                               49,000/17,000                         $54,740/$41,470

--------------
(1)  On June 30,  2003 the last  reported  sales  price of the  Common  Stock as reported by the Nasdaq National Market was $9.41 per share.

EMPLOYMENT AGREEMENTS

            Mr.  DeDomenico is employed as Chairman and Chief Executive  Officer of the Company under an employment agreement expiring on June 30, 2005 at a base salary of  $333,000  per annum  effective  July 1,  2003.  In the event that Mr.
DeDomenico  voluntarily  terminates  his  employment  for "Good  Reason" after a
"Change in Control" of the Company occurs, Mr. DeDomenico is entitled to receive a payment equal to two times his then current annual cash compensation and other specified benefits.

            Mr.  Galvin  is  employed  as  Executive  Vice  President  and Chief
Financial  Officer of the  Company  under an  employment  agreement  expiring on
October 31, 2006 at a base salary of $200,000 per annum  effective July 1, 2003.
In the event that Mr. Galvin  voluntarily  terminates  his  employment for "Good
Reason"  after a "Change  in  Control"  of the  Company  occurs,  Mr.  Galvin is entitled to receive a payment equal to 1 1/2 times his then current  annual cash compensation and other specified benefits.

            Mr. Wade is employed as Executive Vice President and Chief Operating
Officer of the Company under an employment agreement expiring on May 31, 2006 at a base salary of $200,000 per annum  effective  July 1, 2003.  In the event that
Mr. Wade voluntarily terminates his employment for "Good Reason" after a "Change in  Control" of the  Company  occurs,  Mr. Wade is entitled to receive a payment equal to his then current annual cash compensation and other specified benefits.

            Each of these  executives  is  eligible  to receive  annual  bonuses consisting of cash payments and options to purchase shares of Common Stock based upon the  achievement of estimated  EBITDA  (earnings  before  interest,  taxes, depreciation  and  amortization)  and other operating and financial  criteria as projected in the Company's  business plan  established by the Board of Directors for the  applicable  fiscal year.  In  addition,  in the event that any of these executive's  employment is terminated due to permanent  disability or death, he, or his beneficiaries, is entitled to receive a payment equal to 100% of his then current annual base salary.

            Mr. Romano was employed as Executive  Vice  President - Marketing of the Company  under an  employment  agreement  expiring on February 28, 2006 at a base salary of $165,000  per annum.  Mr.  Romano's  employment  with the Company terminated in July 2003.

STOCK OPTION PLANS

            1995 STOCK OPTION PLAN.  Under the Company's  1995 Stock Option Plan
(the "1995  Plan"),  1,950,000  shares of Common Stock are reserved for issuance upon the  exercise of stock  options.  The Board of  Directors  has  proposed an amendment  to the 1995 Plan to  increase  the  number of shares of Common  Stock reserved for issuance  thereunder from 1,950,000 shares to 2,400,000 shares. See
"Proposal No. 3 - Amendment to the 1995 Stock Option Plan."  Options to purchase an  aggregate of 1,299,520  shares of Common  Stock are  presently  outstanding.
Options to purchase 518,258 shares of Common Stock have been exercised. The 1995
Plan is designed as a means to attract,  retain and motivate key employees.  The
Compensation  and Stock Option  Committee  administers  and  interprets the 1995
Plan.

            The 1995 Plan  provides  for the  granting of both  incentive  stock options (as  defined in Section 422 of the  Internal  Revenue  Code of 1986,  as
amended) and nonqualified stock options. Options are granted under the 1995 Plan on such terms and at such prices as  determined  by the  Compensation  and Stock
Option  Committee,  except that the per share exercise price of incentive  stock options  cannot be less than the fair  market  value of the Common  Stock on the date of grant and the per share  exercise  price of  nonqualified  stock options cannot be less than 75% of the fair market value of the Common Stock on the date of grant.  Each option is exercisable  after the period or periods  specified in the option  agreement,  but no option may be exercisable after the expiration of ten years from the date of grant.  Options  granted  under the 1995 Plan are not transferable other than by will or by the laws of descent and distribution.

                                       11

            DIRECTORS' STOCK OPTION PLAN. The Company's  Directors' Stock Option
Plan (the  "Directors'  Plan")  provides  for the grant of options  to  purchase
Common Stock to outside Directors of the Company. The Directors' Plan authorizes the issuance of a maximum of 110,000 shares of Common Stock. Options to purchase an aggregate of 72,000 shares of Common Stock are presently outstanding. Options to purchase 2,000 shares of Common Stock have been exercised.

            The Directors' Plan is administered by the Board of Directors. Under the Directors' Plan each outside  Director  receives options for 6,000 shares of
Common Stock on the date of his or her first election to the Board of Directors.
In addition,  on the third  anniversary of each Director's first election to the
Board, and on each three year anniversary thereafter, each outside Director will receive an  additional  option to purchase  6,000  shares of Common  Stock.  The exercise price per share for all options  granted under the Directors' Plan will be equal to the fair market value of the Common  Stock as of the date  preceding the  date of  grant.  All  options  vest in  three  equal  annual  installments, beginning on the first anniversary of the date of grant.

            SECURITIES  AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS.
The following table sets forth certain information regarding equity compensation plans of the Company as of June 30, 2003.

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                        Number of securities remaining
                                     Number of securities to     Weighted-average       available for future issuance under
                                       be issued upon exercise   exercise price of      equity compensation plans
                                       of outstanding options,   outstanding options,   (excluding securities reflected in
Plan Category                          warrants and rights       warrants and rights           column (a)) (1)
-------------                        -------------------------   -------------------    ------------------------------------
                                                 (a)                       (b)                    (c)

Equity compensation plans approved           1,354,420                    $9.13                  186,322
by security holders ...                shares of Common Stock                                shares of Common Stock

Equity compensation plans not                117,500 (2)                  $8.68                     0
approved by security holders ...       shares of Common Stock

              Total...                        1,471,920                   $9.09                  186,322
                                             shares of Common                                 shares of Common Stock
                                                 Stock
------------------------------
(1)  Does not include  additional  shares of Common Stock  available  for future issuances  pursuant to the proposed amendment to the 1995 Stock Option Plan
     (see Proposal No. 3 - Amendment to the 1995 Stock Option Plan).
(2)  Represents (i) 50,000 options to purchase Common Stock exercisable at $7.82 per share granted to five Directors in January 2001,  (ii) 30,000  warrants to  purchase  Common  Stock  exercisable  at $14.64  per share  issued to a placement  agent in October 1997,  (iii) 1,500  options to purchase  Common
     Stock  exercisable  at $10.25 per share granted to a consultant in December
     1997, and (iv) 36,000 options to purchase Common Stock exercisable at $4.85 per share granted to six Directors in March 2003.

SECTIONAL 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section  16(a) of the  Securities  Exchange Act of 1934, as amended, requires the Company's  executive  officers and  Directors,  and persons who own more than ten percent of a registered class of the Company's equity  securities, to file reports of ownership and changes in ownership  with the  Securities  and
Exchange  Commission  (the  "Commission").  Executive  officers,  Directors  and
greater  than  ten  percent   shareholders  are  required  by  the  Commission's
regulations  to furnish the Company with copies of all Section  16(a) forms they file.

            To the Company's  knowledge,  based solely on a review of the copies of such  reports  furnished to the Company and written  representations  that no other reports were  required,  the Company  believes that during the fiscal year ended June 30, 2003,  its  executive  officers,  Directors  and greater than ten percent shareholders  complied with all Section 16(a) filing requirements,  with the  exception of two  purchases by Robert R. Galvin on May 21, 2003 and May 23,

                                       12

2003 of 83 and 1,332 shares of Common Stock, respectively, that were reported on
June 17, 2003.

PERFORMANCE GRAPH

            The  following  graph  compares,   for  each  of  the  fiscal  years
indicated,  the  annual  percentage  change in the  Company's  cumulative  total shareholder  return on its Common Stock with the cumulative  total return of (i)
the Nasdaq Stock Market (U.S.) Index, a broad equity market index,  and (ii) the
Russell  2000 Index,  a "small  cap"  index.  The Company has elected to use the
Russell   2000  Index   since  it  does  not  use  a   published   industry   or
line-of-business  index and does not believe it can  reasonably  identify a peer group.

                                                    Cumulative Total Return
                                     ---------------------------------------------------------
                                            6/98     6/99       6/00    6/01     6/02    6/03

NUCO2 INC.                               100.00     84.85      77.58   119.18   135.76   91.25
NASDAQ STOCK MARKET (U.S.)               100.00    143.67     212.43   115.46    78.65   87.33
RUSSELL 2000                             100.00    101.50     116.04   116.80   106.67  104.92

Assumes  $100  invested  on June 30, 1998 in the  Company's  Common  Stock,  the
Russell 2000 Index and the Nasdaq Stock Market (U.S.) Index. The calculations in the table were made on a dividends reinvested basis.

                                 PROPOSAL NO. 2

      AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO PROVIDE FOR A
                         CLASSIFIED BOARD OF DIRECTORS

            The Board of Directors  proposes the amendment of Article VII of the
Company's Articles of Incorporation (the "Articles of Incorporation") to provide for the classification of the Board of Directors into three classes of Directors with staggered terms of office (the "Classified Board Amendment").

            The Board of Directors  believes that the Classified Board Amendment would, if adopted,  effectively  reduce the possibility that a third party could effect a sudden change in majority control of the Board of Directors without the support of the incumbent  Directors.  A number of  corporations  have classified boards.

            The  following  description  of the  classified  Board of  Directors assumes the  election of each of the nominees for Director set forth in Proposal
No. 1 - Election of Directors.

            The  Company's  bylaws  now  provide  that all  Directors  are to be elected  annually for a term of one year.  Florida law permits  provisions  in a company's  articles of  incorporation  that  provide for a  classified  board of directors.  The proposed  Classified  Board Amendment set forth in Appendix A to this Proxy Statement,  provides that,  immediately upon approval,  the Company's
Board of Directors will be divided into three classes, as nearly equal in number as possible. One class (Class I) would hold office initially for a term expiring at the Company's 2004 annual meeting; another class (Class II) would hold office initially for a term expiring at the Company's 2005 annual meeting;  and another class  (Class  III) would  hold  office  initially  for a term  expiring  at the
Company's 2006 annual meeting. At each successive annual meeting,  commencing in
2004, the successors to the class of Directors whose terms expire at that annual meeting would be elected for a term of office to expire on the third  succeeding annual  meeting after their election and until their  successors  have been duly elected and qualified.

                                       13

            Assuming that,  pursuant to Proposal No. 1, each of the nominees for election to the Company's  Board of Directors is in fact elected,  then upon the approval  of this  Proposal  No.  2,  the  Company's  Board  of  Directors  will automatically,  without  further  action,  be  classified  as set  forth  in the following table:

       Class                       Term                                   Name of Directors
       -----                       ----                                   -----------------
   Class I            Term expires at 2004 annual meeting         Craig L. Burr, Robert L. Frome
   Class II           Term expires at 2005 annual meeting         Michael E. DeDomenico, Daniel Raynor
   Class III          Term expires at 2006 annual meeting         Richard D. Waters, Jr.

            The proposed Classified Board Amendment may significantly extend the time  required to effect a change in control of the Board of  Directors  and may discourage hostile takeover bids for the Company. Currently, a change in control of the Board of Directors can be made by shareholders holding a plurality of the votes cast at a single annual meeting.  Unless the Articles of Incorporation are otherwise  further  amended,  if the Company  implements a  classified  Board of
Directors,  it could take at least two annual  meetings  for even a majority  of shareholders to make a change in control of the Board of Directors  because only a minority of the Directors is scheduled to be elected at each meeting.

            The Classified Board Amendment is designed to assure  continuity and stability of the Board of Directors'  leadership and policies.  While management has not  experienced  any problem with such continuity in the past, it wishes to ensure that this experience will continue.  The Board of Directors also believes that the  Classified  Board  Amendment  will  assist the Board of  Directors  in protecting  the  interests  of the  Company's  shareholders  in the  event of an unsolicited and/or coercive two-tier offer for the Company.

            Because  of the  additional  time  required  to  effect a change  in control of the Board of Directors, the Classified Board Amendment may perpetuate present  management.  Without the ability to easily obtain immediate  control of the Board of  Directors,  a takeover  bidder  may not be able to take  action to remove  other  impediments  to its  acquisition  of  the  Company.  Because  the
Classified  Board  Amendment  may  increase  the amount of time  required  for a takeover  bidder to obtain control of the Company without the cooperation of the
Board of Directors,  it may discourage  certain  tender  offers.  The Classified
Board Amendment will also make it more difficult for the  shareholders to change the composition of the Board of Directors even if the shareholders  believe such a change would be desirable.

            If the Classified Board Amendment is not approved, the five nominees named  above  will be  elected  for a one year term  ending  at the 2004  annual meeting  and until  their  respective  successors  have been  duly  elected  and qualified.

        ADVANTAGES AND DISADVANTAGES OF PROPOSED AMENDMENT TO ARTICLES OF
                                 INCORPORATION

            The proposed  Classified Board Amendment does not prevent a purchase of all or a majority of the equity  securities of the Company,  whether pursuant to open market  purchase,  negotiated  purchases from large  shareholders  or an unsolicited  bid for all or part of the  outstanding  securities of the Company.
Rather,  the Board of Directors  believes that the  Classified  Board  Amendment would  discourage  disruptive  tactics  and  encourage  persons  who may seek to acquire  control  of  the  Company  to  initiate  such  an  acquisition  through non-coercive  negotiations  with  the  Board of  Directors  where  the  Board of
Directors  believes  that it  would  be in a  better  position  to  protect  the interests of all of the Company's  shareholders.  Furthermore,  the shareholders would have a more meaningful  opportunity to evaluate any such action.  Although the  Classified  Board  Amendment  is intended to encourage  persons  seeking to acquire  control of the Company to initiate  such an  acquisition  through arm's length  negotiations  with the Board of  Directors,  the  overall  effect of the
Classified  Board  Amendment  may be to  discourage  a third party from making a tender offer for a portion or all of the Company's  Common  Stock,  or otherwise attempting  to obtain a  substantial  position in the equity  securities  of the
Company,  by hindering such third party from immediately  removing and replacing incumbent Directors.

            To the extent any potential acquirors are deterred by the Classified
Board  Amendment,  the  Classified  Board  Amendment  may  have  the  effect  of preserving the Company's incumbent Directors and management.

            Takeovers  or changes in the Board of  Directors  that are  effected
without  prior   consultation   and  negotiation  with  the  Company  would  not
necessarily  be  detrimental  to the Company and its  shareholders.  However the
Board of Directors  feels that the benefits of seeking to protect the ability of the Company to negotiate effectively, through Directors who have previously been

                                       14

elected by the  shareholders,  outweigh any  disadvantage of  discouraging  such unsolicited proposals.

            The  Classified  Board  Amendment is not in response to any specific efforts of any person or entity to  accumulate  shares of Common Stock or obtain control of the Company.  The Board of Directors is recommending  the adoption of the Classified  Board Amendment in order to further  continuity and stability in the  leadership  and policies of the Company and to discourage  certain types of tactics that could involve actual or threatened  changes of control that are not in the best interests of its  shareholders.  Because of the time associated with obtaining shareholder  approval,  the Company believes that it is inadvisable to defer consideration of the Classified Board Amendment until a takeover threat is pending.  Once a  specific  threat  exists,  the  time  required  to  adopt  the
Classified  Board  Amendment  may render its adoption  impractical  prior to the completion of the takeover.  Further,  the absence of a specific  threat permits shareholders to consider the merits of the Classified  Board  Amendment  outside the pressured  atmosphere of a takeover threat.  For these reasons,  the Company believes it is prudent to consider the Classified Board Amendment at this time.

            The  proposal to approve the  Classified  Board  Amendment  requires approval by a majority of the votes cast voting in person or by proxy.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2.

                                 PROPOSAL NO. 3

                     AMENDMENT TO THE 1995 STOCK OPTION PLAN

            The Board of Directors  proposes  the  amendment to the 1995 Plan to increase the number of shares of Common Stock  reserved for issuance  thereunder from 1,950,000 shares to 2,400,000 shares (the "1995 Plan Amendment").  The 1995
Plan is designed as a means to attract,  retain and motivate key  employees.  On
September  24,  2003,  the Board of  Directors  voted to  approve  the 1995 Plan
Amendment, subject to shareholder approval.

            The  Compensation   and  Stock  Option  Committee   administers  and
interprets  the 1995  Plan.  The 1995 Plan  provides  for the  granting  of both incentive stock options (as defined in Section 422 of the Internal  Revenue code of 1986, as amended) and nonqualified  stock options.  Options are granted under the 1995 Plan on such terms and at such prices as determined by the Compensation and  Stock  Option  Committee,  except  that  the per  share  exercise  price of incentive  stock options cannot be less than the fair market value of the Common
Stock on the date of grant  and the per  share  exercise  price of  nonqualified stock  options  cannot be less than 75% of the fair  market  value of the Common
Stock on the date of grant.  Each  option  is  exercisable  after the  period or periods  specified  in the option  agreement,  but no option may be  exercisable after the expiration of ten years from the date of grant.  Options granted under the 1995 Plan are not transferable  other than by will or by the laws of descent and distribution.

            As of the date hereof, stock options to purchase 1,299,520 shares of
Common Stock,  at exercise  prices ranging from $4.49 to $12.55 per share,  have been  granted  and are  outstanding  under the 1995 Plan.  Options  to  purchase
518,258 shares of Common Stock have been exercised through the date hereof.  The
1995 Plan will terminate on November 7, 2005, but may be terminated by the Board of  Directors  at any time prior to such date.  The  following  table sets forth certain information regarding stock options held by employees of the Company:

            Name and Position                        Number of Options (1)(2)
            -----------------                        ------------------------

  Michael E. DeDomenico                                      460,000
  Chairman, Chief Executive Officer

  Robert R. Galvin                                           195,000
  Chief Financial Officer

  William Scott Wade                                         190,000
  Chief Operating Officer

  Louis Romano                                                50,000
  Executive Vice President - Marketing

  Eric M. Wechsler                                            76,000

                                       15

  General Counsel, Secretary

  Executive Group (3)                                        921,000

  Non-Executive Director Group (4)                                 0

  Non-Executive Officer Employee Group (5)                   328,520

----------
(1)  On October 22, 2003, the last reported sales price of the Company's  Common
     Stock as reported by the Nasdaq National Market was $12.80 per share.
(2)  Information contained in this table is duplicative of information contained in  "Executive  Compensation"  and does not  signify  additional  grants of options to purchase shares of Common Stock.  Represents  options previously granted under the 1995 Stock Option Plan.
(3)  All current executive officers as a group.
(4)  All current Directors who are not executive officers as a group.
(5)  All  employees,  including  all  current  officers  who are  not  executive officers, as a group.

            Only 132,222  shares of Common Stock remain  available for the grant of options  under the 1995 Plan.  The Board of  Directors  believes it is in the
Company's best  interests to approve the 1995 Plan  Amendment  which would allow the Company to continue to grant  options  under the 1995 Plan to secure for the
Company the benefits of the  additional  incentive  inherent in the ownership of shares of Common  Stock by key  employees of the Company and to help the Company secure and retain the services of key  employees.  The 1995 Plan is an important factor in  accomplishing  these goals,  especially in companies like the Company that utilize stock options as a portion of the  compensation  and  incentives of employees and for aligning the interests of its employees  with the interests of its shareholders.

            The proposal to approve the 1995 Plan Amendment requires approval by a majority of the votes cast voting in person or by proxy.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 3.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            Mr. Richard D. Waters,  Jr., a Director of the Company, is a limited partner of JPMP Master Fund Manager,  L.P., which is the general partner of J.P.
Morgan Partners (BHCA),  L.P. ("JPM BHCA").  As of June 30, 2003, JPM BHCA owned
$23,666,667  aggregate principal amount of the Company's 12% Senior Subordinated
Promissory  Notes due 2004 and 2005 (the "12% Notes").  The Company  prepaid the
12% Notes in August 2003. On August 25, 2003,  JPM BHCA and entities  affiliated with JPM BHCA  purchased an  aggregate of  $15,000,000  of the  Company's  16.3%
Senior Subordinated  Promissory Notes due 2009. In addition, JPM BHCA owns 5,000 shares of Series A Preferred Stock.

            Mr. Robert L. Frome,  a Director of the Company,  is a member of the law firm of Olshan  Grundman Frome  Rosenzweig & Wolosky LLP, which law firm has been retained by the Company during the last fiscal year. Fees received from the
Company  by such firm  during  the last  fiscal  year did not  exceed 5% of such firm's revenues.

                         INDEPENDENT PUBLIC ACCOUNTANTS

            A  representative  of  Margolin,  Winer & Evens LLP,  the  Company's
independent public accountants,  is expected to be present at the Annual Meeting to answer any  appropriate  shareholder  questions,  and will, if he so desires, have  the  opportunity  to  make a  statement.  The  Company  has  not  selected independent  accountants  for the  current  fiscal year ending June 30, 2004 and will solicit bids from appropriate candidates.

                              SHAREHOLDER PROPOSALS

            Proposals which  shareholders wish to be considered for inclusion in the Company's  proxy  statement and form of proxy for next year's annual meeting of  shareholders  must be received by the  Secretary  of the Company by June 30,
2004 and must comply with the  requirements  of Rule 14a-8 under the  Securities
Exchange Act of 1934, as amended. In addition, any shareholder proposal intended for  presentation  from the floor at next year's annual meeting of  shareholders

                                       16

without  inclusion  of the proposal in the  Company's  proxy  materials  must be received by the Secretary of the Company no later than  September 13, 2004.  The
Company  reserves  the  right  to  reject,  rule  out of  order,  or take  other appropriate  action with respect to any proposal that does not comply with these and other applicable requirements.

                            EXPENSES OF SOLICITATION

            The accompanying  proxy is solicited by, and on behalf of, the Board of  Directors,  and the entire  cost of such  solicitation  will be borne by the
Company.  It is expected that  solicitations will be made primarily by mail, but officers,  Directors  and employees or  representatives  of the Company may also solicit  proxies  by  telephone,  telegram  or  in  person,  without  additional compensation.  The Company will, upon request,  reimburse  brokerage  houses and persons  holding  shares in the  names of their  nominees  for their  reasonable expenses in sending solicitation material to their principals.

                                  OTHER MATTERS

            So  far  as it is  known,  there  is no  business  other  than  that described  above  to be  represented  for  action  by  the  shareholders  at the forthcoming  Annual Meeting,  but it is intended that Proxies will be voted upon any other matters and proposals that may legally come before the Annual Meeting, or any  adjournments  thereof,  in accordance with the discretion of the persons named therein.

                                    FORM 10-K

            The Company will furnish without charge, a copy of its Annual Report on Form 10-K (without exhibits) for the fiscal year ended June 30, 2003 as filed with the Securities and Exchange  Commission to shareholders of record as of the
Record Date who make written request to Eric M. Wechsler, Secretary, NuCO2 Inc.,
2800 SE Market Place, Stuart, Florida 34997.

                                       By Order of the Board of Directors

                                       Michael E. DeDomenico
                                       Chairman and Chief Executive Officer

October 29, 2003

                                       17

                                                                      Appendix A

                              ARTICLES OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                                   NUCO2 INC.
                                     L51433

            Pursuant  to the  provisions  of  Section  607.1006  of the  Florida
Business Corporation Act, the corporation  hereinafter named (the "Corporation")
does hereby adopt the following Articles of Amendment.

1.   The name of the Corporation is NuCo2 Inc.

2.   Article VII of the Articles of  Incorporation of the Corporation is amended and restated in its entirety to read as follows:

                                  "ARTICLE VII
                                  ------------

            The Corporation's Board of Directors shall consist of such number of directors as is determined from time to time by resolution  adopted by a vote of the  Board of  Directors  as  provided  for in the  Bylaws  of the  Corporation;
provided,  however,  that in no event shall the number of directors be less than three (3). The  directors  shall be divided  into three (3) classes,  designated
Class I, Class II and Class III. Each class shall  consist,  as nearly as may be possible,  of one-third (1/3) of the total number of directors  constituting the entire  Board of  Directors.  Initial  Class I directors  shall serve for a term ending upon the annual meeting of  shareholders  held in 2004,  initial Class II directors  shall serve for a term ending upon the annual meeting of shareholders held in 2005 and initial Class III directors  shall serve for a term ending upon the annual  meeting of  shareholders  held in 2006.  At each  succeeding  annual meeting of shareholders  beginning with the annual meeting of shareholders  held in 2004,  successors to the class of directors whose term expires at such annual meeting  shall be elected for a three year term.  If the number of  directors is changed,  any increase or decrease shall be apportioned  among the classes so as to maintain  the number of  directors in each class as nearly equal as possible, and any  additional  director of any class  elected to fill a vacancy  resulting from an increase in such class shall hold office for a term that shall  coincide with the  remaining  term of that  class,  but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold  office  until  the  annual  meeting  for the year in which his or her term expires  and until his or her  successor  shall be  elected  and shall  qualify, subject,  however, to prior death,  resignation,  incapacitation or removal from office,  and except as otherwise  required by law. In the event such election is not  held  at an  annual  meeting  of  shareholders,  it  shall  be  held at any adjournment thereof or a special meeting."

3.   The date of adoption of the aforesaid amendment was December 10, 2003.

4.   The number of votes cast for the  aforesaid  amendment by the  shareholders was sufficient for the approval thereof.

Dated: December 10, 2003

                                                  NUCO2 INC.

                                                  By: __________________________
                                                      Eric M. Wechsler,
                                                      Secretary

                                       18

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                   NUCO2 INC.

            PROXY - ANNUAL MEETING OF SHAREHOLDERS, DECEMBER 10, 2003

     The  undersigned  shareholder  of NuCO2 Inc.,  a Florida  corporation  (the
"Company"),  does hereby constitute and appoint Michael E. DeDomenico and Robert
R. Galvin, and each of them, the true and lawful attorneys and proxies with full power of substitution,  for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock, Series A Preferred Stock and Series B
Preferred Stock of the Company that the undersigned would be entitled to vote if personally  present at the 2003 Annual Meeting of Shareholders of the Company to
be held at the  Hutchinson  Island  Marriott  Beach Resort and Marina,  555 N.E.
Ocean Boulevard, Stuart, Florida 34996 on Wednesday,  December 10, 2003 at 10:00
a.m., local time, or at any adjournment or adjournments thereof.

     The undersigned  hereby instructs said proxies or their  substitutes as set forth below.

     1. ELECTION OF DIRECTORS:
        The election of  Michael E. DeDomenico,  Craig L. Burr, Robert L. Frome,
        Daniel Raynor and Richard D. Waters, Jr.
        [ ] FOR  [ ] TO WITHOLD AUTHORITY to vote for all nominees.
        TO WITHHOLD AUTHORITY to vote for any individual nominee(s), print name(s) below:

        ------------------------------------------------------------------------

                      (Continued and to be signed and dated on the reverse side)

     2. To  amend  the  Articles  of Incorporation  of the Company to divide the
        Board of Directors into three classes:
        [ ] FOR    [ ] AGAINST [ ] ABSTAIN

     3. To  amend  the 1995 Stock Option Plan of the  Company  to  increase  the number of shares available for issuance thereunder from 1,950,000 shares to 2,400,000 shares:
        [ ] FOR    [ ] AGAINST [ ] ABSTAIN

     4. DISCRETIONARY AUTHORITY.

     THIS PROXY WILL BE VOTED IN  ACCORDANCE  WITH ANY  DIRECTIONS  HEREINBEFORE
GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3
AND IN  ACCORDANCE  WITH THE  DISCRETION OF THE PROXIES OR PROXY WITH RESPECT TO

ANY OTHER BUSINESS TRANSACTED AT THE 2003 ANNUAL MEETING.

     The undersigned  hereby revokes any proxy or proxies  heretofore  given and acknowledges  receipt  of a copy of the  Notice  of  Annual  Meeting  and  Proxy
Statement,  both dated  October 29,  2003,  and a copy of the  Company's  Annual
Report for the fiscal year ended June 30, 2003.

     Please mark, date, sign and mail this proxy
     in the envelope provided for this purpose. No postage is required if mailed in the United States.
     __________________________________________, 2003
     __________________________________________ (L.S.)
     __________________________________________ (L.S.)
                    Signature(s)

          Note:  Please sign exactly as your name or names appear  hereon.  When signing as attorney, executor,  administrator,  trustee or guardian, please indicate the capacity in which signing.  When signing as joint tenants, all parties  in the  joint  tenancy  must  sign.  When a proxy  is  given  by a corporation,  it  should  be  signed  with  full  corporate  name by a duly authorized officer.